SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 25, 2008

                           AIR INDUSTRIES GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                    000-29245                  20-4458244
       --------                    ---------                  ----------
       State of                    Commission                 IRS Employer
       Incorporation               File Number                I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors.

On August 25, 2008, General Ira H. Hunt, Jr. submitted his resignation as a director of our company.

General Hunt had been a director since we completed our acquisition of Air Industries Machining, Corp. in 2005. General Hunt is not resigning as a result of any differences regarding our direction. Rather he indicated that he wanted to reduce his travel and other duties to spend more time with his family

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2008

                                       AIR INDUSTRIES GROUP, INC.

                                       By: /s/ Peter D. Rettaliata
                                           -------------------------------------
                                           Peter D. Rettaliata
                                           President and Chief Executive Officer